CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2019
Convertible Notes [Abstract]
CONVERTIBLE NOTES [Text Block]
6.	CONVERTIBLE NOTES

On August 28, 2018, and September 20, 2018, the Company completed non-brokered private placements in tranches by way of convertible debentures for gross proceeds of $550,000 and Canadian dollars (“CAD”) CAD 550,000 each. The convertible debentures bear simple interest at a rate of 10% per annum, payable in arrears, and mature 18 months from the closing date. Interest may be paid in cash or shares at the option of the noteholders, subject to regulatory approvals in the case of share payments.

The principal amount is convertible into units of the Company at $0.05 or CAD 0.065 per unit in the first 12 months, and $0.075 or CAD 0.10 thereafter until the maturity date, subject to acceleration provisions. Each unit is to consist of one common share and one warrant of the Company. Each warrant is to entitle the holder to purchase one common share of the Company at $0.05 or CAD 0.065 per share, expiring August 28, 2022 and September 20, 2022. The convertible notes are secured against the assets of the Company.

The Company evaluated the convertible debentures and determined the conversion feature is a derivative liability based on the fact the conversion into units could result in a variable number of shares to be issued.

The derivative liability is fair valued at each reporting period. The debt component was measured at fair valued at the time of issue and then accounted for at amortized cost and accreted to the face value over the life of the convertible notes. As such, the net proceeds were initially allocated as $618,572 to the debt component and $342,535 to the derivative liability.

In August 2019, the USD convertible notes of $550,000 and a portion of the CAD convertible notes in the amount of CAD 50,000 were converted into units at $0.05 and CAD 0.065, comprising 11,769,230 shares and 11,769,230 warrants. Of the interest then due, $44,507 was paid by issuing 1,077,066 common shares and $13,012 interest was paid in cash.

The share capital for the conversion was valued as $547,409, including interest, using the closing stock price of the Company on conversion dates, with the residual amount of $291,000 allocated to the warrants and recognized in contributed surplus.

The remaining principal balance of CAD 500,000 is convertible into units at CAD 0.1 per unit, amended to expire on August 28, 2020. In the event that the Company’s water rights sale (note 4(b)) has not completed by August 28, 2020, the maturity date will be further extended to February 21, 2021. There are no other changes to the term of the convertible notes.

Interest and accretion expense on the convertible notes for the year ended December 31, 2019 was $203,000 (2018 - $102,000).

At inception, the fair value of the convertible note was calculated using the Black-Scholes model with the following assumptions: volatility 99%, expected term 1.5 years, discount rate 1.46%, and dividend yield 0%.

(In thousands of U.S. Dollars)	Convertible debenture
Cash received	$973
Transaction costs	(11)
Derivative liability	(343)
Fair value of convertible debt component at date of issue	619
Interest expense and accretion	102
Balance, December 31, 2018	721
Settlement of convertible notes	(522)
Interest payments	(57)
Interest expense and accretion	260
Balance, December 31, 2019	$402